Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Tennant Company (the “Company”) on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fay West, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 28, 2023	/s/ Fay West
Fay West Senior Vice President and Chief Financial Officer